Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 13, 2017, by and between RiceBran Technologies, a California corporation (the “Company”), and Continental Grain Company, a Delaware corporation (including its successors and assigns, the “Investor” and, together with the Company, the “Parties” and each, individually, a “Party”).

WHEREAS, in connection with the Common Stock Purchase Agreement, dated as of the date hereof and entered into by the Company and the Investor (the “Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Investor shares of common stock of the Company, no par value per share (the “Common Stock”);

WHEREAS, the execution of this Agreement on or before the Closing is a condition to the Company and the Investor’s mutual obligations at Closing under the Purchase Agreement; and

WHEREAS, to induce the Investor to consummate the transactions contemplated by the Purchase Agreement, the Investor and the Company hereby agree that this Agreement shall govern the rights of the Investor to, and the obligation of the Company to provide, certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements, representations and warranties, provisions and covenants contained herein, the Parties, intending to be legally bound hereby, agree as follows:

1.          Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” shall have the meaning set forth in the Recitals.

“Agreement” shall have the meaning set forth in the Preamble.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Effectiveness Period” means the period from and after the effectiveness of any Registration Statement until the date that all Registrable Securities covered by such Registration Statement have been sold, thereunder or pursuant to Rule 144.

“Holder” or “Holders” means any Person owning of record the Shares or Registrable Securities that have not been sold to the public, or any assignee of record of such Shares or Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 9(g).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Investor” shall have the meaning set forth in the Preamble.

“Liquidated Damages” shall have the meaning set forth in Section 6.

“Non-Registration Event” shall have the meaning set forth in Section 6.

“Parties” or “Party” shall have the meaning set forth in the Preamble.

“Pro Rata Portion” means, with respect to each Holder requesting that its shares be sold in a Public Offering, a number of such shares equal to the aggregate number of Registrable Securities to be sold in such Public Offering (excluding any shares to be registered or sold for the account of the Company) multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities held by such Holder, and the denominator of which is the aggregate number of Registrable Securities held by all Holders requesting that their Registrable Securities be sold in such Public Offering.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the 1933 Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Purchase Agreement” shall have the meaning set forth in the Preamble.

“Required Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day following the Required Filing Date (or the 90th calendar day after the Required Filing Date in the event that such Registration Statement is subject to a full review by the SEC) and with respect to any additional Registration Statements which may be required pursuant to Section 2, the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or the 120th calendar day following the date on which an additional Registration Statement is required to be filed hereunder in the event that such Registration Statement is subject to a full review by the SEC).

“Required Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 45th calendar day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 2, the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Registrable Securities” means, as of any date of determination, (i) the Common Stock issued to the Investors under the Purchase Agreement and (ii) any securities issued as (or issuable upon the conversion or exercise of any right or other security which is issued as) a dividend or other distribution, stock split, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (x) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the 1933 Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement or (y) such Registrable Securities have been previously sold pursuant to and in accordance with Rule 144.

“Registration Expenses” has the meaning set forth in Section 7.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the 1933 Act.

“Underwritten Takedown” means an underwritten Public Offering pursuant to an effective Registration Statement.

2.          Registration Statement Requirements.

(a)        The Company shall file with the SEC a Form S-3 registration statement (or such other form that it is eligible to use) in order to register all or such portion of the Registrable Securities as permitted by the SEC (provided that the Company shall use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities) pursuant to Rule 415 for resale and distribution under the 1933 Act on or before the Required Filing Date and use its best efforts to cause the Registration Statement to be declared effective no later than the Required Effectiveness Date.  The Form S-3 shall contain substantially the “Plan of Distribution” attached hereto as Annex B.

(b)        The Company will use its best efforts to keep each Registration Statement continuously effective under the 1933 Act for the duration of the Effectiveness Period.

(c)        In the event that the Company is required by the SEC to cutback the number of shares being registered in the Registration Statement pursuant to Rule 415, then the Company shall reduce the Registrable Securities pro rata, and unless otherwise directed in writing by the Holders as to their Registrable Securities, the number of Registrable Securities and other securities to be registered on such Registration Statement will first be reduced by securities included in such Registration Statement that are not Registrable Securities.  Notwithstanding anything to the contrary contained in this Section 2, if the Company receives comments from the SEC with respect to the Registration Statement, and following discussions with and responses to the SEC in which the Company uses its commercially reasonable efforts and time to cause as many Registrable Securities for as many Holders as possible to be included in the Registration Statement filed pursuant to Section 2 without characterizing any Holder as an underwriter, the Company is unable to cause the inclusion of all Registrable Securities in such Registration Statement, then the Company may, following not less than five (5) Trading Days prior written notice to the Holders, (x) remove from the Registration Statement the minimum number of Registrable Securities (the “Cut Back Shares”) and/or (y) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the SEC may require in order for the SEC to allow such Registration Statement to become effective (collectively, the “SEC Restrictions”).  Unless the SEC Restrictions otherwise require, any cut-back imposed pursuant to this Section 2 shall be allocated among the Registrable Securities of the Holders on a pro rata basis.  No liquidated damages under Section 6 shall accrue on or as to any Cut Back Shares, and the Required Effectiveness Date with respect to such additional Registration Statement including the Cutback Shares will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”).  From and after the Restriction Termination Date, all provisions of this Section 2 (including, without limitation, the liquidated damages provisions under Section 6, subject to tolling as provided above) shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as Registrable Securities) so that the Company will be required to file with and cause to be declared effective by the SEC such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities (if such Registrable Securities cannot at such time be resold by the Holders thereof pursuant to Rule 144).  The Company may only file an additional Registration Statement under this Section 2 only if the Initial Registration Statement has been declared effective.

(d)        If Form S-3 is not available for registration of the resale of the Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as the Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(e)         Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any underwriter without the prior written consent of such Holder.  The Company may disclose the status of any holder that is, or is affiliated with, broker-dealer.

3.          Registration Takedown.

(a)        At any time after the first (1st) anniversary of the date hereof and during which the Company has an effective Registration Statement, by notice to the Company specifying the intended method or methods of disposition thereof, a Holder may make a written request (a “Takedown Request”) to the Company to effect an Underwritten Takedown, of all or portion of the Holder’s Registrable Securities that are covered by such Registration Statement (stating the approximate number or range of Registrable Securities to be included in the Public Offering), and as soon as practicable the Company shall amend or supplement Registration Statement for such purpose.

(b)        Promptly upon receipt of a Takedown Request (but in no event more than two (2) Business Days thereafter) for any Underwritten Takedown, the Company shall deliver a notice (a “Takedown Notice”) to each other Holder with Registrable Securities covered by the applicable Registration Statement, or to all other Holders if such Registration Statement is undesignated (each a “Potential Takedown Participant”).  The Takedown Notice shall offer each such Potential Takedown Participant the opportunity to include in any Underwritten Takedown that number of Registrable Securities as each such Potential Takedown Participant may request in writing.  The Company shall include in the Underwritten Takedown all such Registrable Securities with respect to which the Company has received written requests for inclusion therein no later than 9:00 a.m., New York City time, on the second Business Day immediately following the Takedown Notice Delivery Time; it being understood that for the purposes of this Section 3(b), the “Takedown Notice Delivery Time” shall be deemed to be the date of delivery of such notice if it is delivered to Holders at or prior to 12:00 p.m. New York City time and shall be deemed to be the business day immediately following delivery of such notice if it is delivered to Holders after 12:00 p.m. New York City time.  Subject to Section 3(c), any Potential Takedown Participant’s participation in an Underwritten Takedown shall be on the same terms as the Holders who made the Takedown Request.  Any Potential Takedown Participant’s request to participate in an Underwritten Takedown shall be binding on the Potential Takedown Participant, except that such participation may be conditioned on the Underwritten Takedown being completed within ten (10) Business Days of its acceptance at a price per share (after giving effect to any underwriters’ discounts or commissions) to such Potential Takedown Participant of not less than ninety percent (90%) of the closing price for the shares on their principal trading market on the Business Day immediately prior to such Potential Takedown Participant’s election to participate (the “Participation Conditions”).  Notwithstanding the delivery of any Takedown Notice, but subject to the Participation Conditions (to the extent applicable), all determinations as to whether to complete any Underwritten Takedown and as to the timing, manner, price and other terms of any Underwritten Takedown contemplated by this Section 3(b) shall be determined by the Holders of a majority of the Registrable Securities offered by the Holders who made the applicable Takedown Request.

(c)        The Company shall not be obligated to take any action to effect any Underwritten Takedown if an Underwritten Takedown was consummated within the preceding ninety (90) days (unless otherwise consented to by the board of directors of the Company).

(d)        If the managing underwriter or underwriters of a proposed Underwritten Takedown pursuant to this Section 3 advise the Company in writing that, in its or their opinion, the number of securities requested to be included in the proposed Underwritten Takedown exceeds the number that can be sold in such Underwritten Takedown without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such offering shall be (x) first, allocated to each Holder that has requested to participate in such Underwritten Takedown an amount equal to the lesser of (i) the number of such Registrable Securities requested to be registered or sold by such Holder, and (ii) a number of such shares equal to such Holder’s Pro Rata Portion, and (y) second, and only if all the securities referred to in clause (x) have been included, the number of other securities that, in the opinion of such managing underwriter or underwriters can be sold without having such adverse effect; provided, however, that Registrable Securities held by the Investor shall not be subject to reduction pursuant to this Section 3(d) without its prior consent.

4.          Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)        Within a reasonable time before filing a Registration Statement or amendments or supplements thereto, (i) furnish to the underwriters, if any, and to the Holders of such Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of such underwriters and Holders’ and their respective counsel, and (ii) make such changes in such documents concerning the Holders prior to the filing thereof as such Holders, or their counsel, may reasonably request.

(b)        (i) Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)         If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the Required Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d)        Promptly notify the Holders and the managing underwriter or underwriters, if any, of the Company’s becoming aware that (i) a Prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event or passage of time of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or the financial statements included therein ineligible for inclusion or which becomes subject to a SEC, state or other governmental order suspending the effectiveness of the Registration Statement covering any of the Registrable Securities or (ii) the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects.  The Company shall use its best efforts to ensure that the use of such Prospectus (as amended) may be resumed as promptly as practicable.  The Investor hereby covenants that it will not sell any Registrable Securities pursuant to such Prospectus during the period commencing at the time at which the Company gives the Investor notice of the suspension of the use of such Prospectus in accordance with this Section 4(d) and ending at the time the Company gives such Investor notice that the Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to the Investor or files with the SEC and amended or supplemented Prospectus.

(e)        Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)         Furnish to each Holder and each underwriter, if any, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g)        Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 4(d).

(h)        Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)          If requested by a Holder, managing underwriter or underwriter, if any, cooperate with such Holder, managing underwriter or underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j)         Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(k)        The Company shall use its best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(l)          Promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Holders of a majority of Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(m)        Deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary prospectus) and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto).

(n)        The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities.

(o)        The Company shall make such representations and warranties to the Holders whose Registrable Securities are being registered, and their underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken.

(p)        The Company shall enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the participating Holders or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities.

(q)        In the case of an underwritten Public Offering, the Company shall obtain for delivery to the Holders participating in such Public Offering and to the underwriter or underwriters, if any, an opinion or opinions (including a “negative assurance” or “disclosure letter”) from counsel for the Company dated the date of each closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel.

(r)         In the case of an underwritten Public Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Holders participating in the Public Offering or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) and a letter from any other expert named in the Registration Statement in customary form and covering such matters of the type customarily covered by such letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the date of each closing under the underwriting agreement.

(s)        The Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement.

(t)        The Company shall use its best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted.

(u)        In the case of marketed Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(v)        The Company shall make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the majority of the Holders covered by the applicable Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement; provided, however, that any such Person gaining access to information regarding the Company pursuant to this Section 4(v) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company that the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (a) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (b) disclosure of such information, in the opinion of counsel to such Person, is otherwise required by law, (c) such information is or becomes publicly known other than through a breach of this Agreement or any other agreement of which such Person has knowledge, (d) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company or (e) such information is independently developed by such Person.

(w)        Take no direct or indirect action prohibited by Regulation M under the 1934 Act.

5.          Provision of Documents.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company the completed form of the Selling Stockholder Questionnaire attached hereto as Annex A and any other customary documents that the Company may reasonably request to assure compliance with federal and applicable state securities laws.

6.          Non-Registration Events.  The Company and the Investors agree that the Investors will suffer damages if the Registration Statement is not filed by the Required Filing Date and not declared effective by the SEC by the Required Effectiveness Date or if, after it is declared effective, its effectiveness is not maintained in the manner and within the time periods contemplated by Section 2 hereof, and it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the Registration Statement is not filed on or before the Required Filing Date, (B) the Registration Statement is not declared effective on or before the Required Effectiveness Date, or (C) any Registration Statement described in Section 2 is declared effective but shall, at any time during the three (3) year period following the date hereof, thereafter cease to be effective for a period of time which shall exceed thirty (30) days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event, a “Non-Registration Event”), then the Company shall deliver to the Investors, as liquidated damages (“Liquidated Damages”), an amount equal to one percent (1.0%) of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by such Holder and for each subsequent thirty (30) day period (pro rata for any period less than thirty days) which are subject to such Non-Registration Event.  The maximum aggregate Liquidated Damages payable to the Investor under this Agreement shall be five percent (5.0%) of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement.  The Company must pay Liquidated Damages in cash within seven (7) business days following the occurrence of a Non-Registration Event.  In the event the Company fails to pay the Liquidated Damages to the Investor within seven (7) business days following the occurrence of a Non-Registration Event, interest will accrue on the amount of the unpaid Liquidated Damages at 10% interest per annum.  In the event a Registration Statement is filed by the Required Filing Date but is withdrawn prior to being declared effective by the SEC, then such Registration Statement will be deemed to have not been filed.

7.          Expenses.  All fees and expenses incident to the performance of or compliance with, this Agreement by the Company, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with any filing with FINRA pursuant to FINRA Rule 5110 that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities, transfer taxes, and fees of transfer agents and registrars, messenger, telephone and delivery expenses, 1933 Act liability insurance, if so desired by the Company, are called “Registration Expenses.”  The Company will pay all Registration Expenses in connection with any Registration Statement whether or not any Registrable Securities are sold pursuant to a Registration Statement; provided, that, (a) in the case of any Underwritten Takedown effected within two (2) years of the date hereof as a result of a Takedown Request delivered in accordance with Section 3(a), the Holders shall reimburse the Company for (i) its reasonable and documented third-party Registration Expenses in an amount up to but not exceeding Eighty-Five Thousand Dollars ($85,000) (the “Cap”) plus (ii) fees payable to the SEC and/or FINRA and reasonable and documented out-of-pocket travel expenses of senior management of the Company incurred in connection with any roadshow conducted in connection with such Underwritten Takedown, and (b) if more than one (1) Underwritten Takedown is effected between the second and fourth anniversary of the date hereof as a result of a Takedown Request delivered in accordance with Section 3(a), the Holders shall reimburse the Company (i) its reasonable and documented third-party Registration Expenses in an amount up to but not exceeding the Cap plus (ii) fees payable to the SEC and/or FINRA and reasonable and documented out-of-pocket travel expenses of senior management of the Company incurred in connection with any roadshow conducted in connection with such Underwritten Takedown(s).  Each Investor shall pay the fees and expenses of its counsel, if any, with respect hereto.

8.          Indemnification and Contribution.

(a)         In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 2, the Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, each of the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person (the “Holder Indemnified Parties”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 2, any preliminary prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and (2) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of the Company’s obligations under this Agreement and will, subject to the provisions of Section 8(c), reimburse each Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the Company shall not be liable to the Investor to the extent, but only to the extent, that any such Losses are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Investor failed to send or deliver a copy of the final prospectus delivered by the Company to the Investor with or prior to the delivery of written confirmation of the sale by the Investor to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Investor in writing specifically for use in such Registration Statement or prospectus.

(b)        In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 2, each Holder severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the Registration Statement, each director of the Company, against all Losses, as incurred, to which the Company or such officer, director or controlling person may become subject under the 1933 Act or otherwise, insofar as such Losses arise out of or are based solely upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 2, any preliminary prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, provided, however, that a Holder will only be liable hereunder in any such case if and only to the extent that any such Loss arises out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder, as such, furnished in writing to the Company by such Holder specifically for use in such Registration Statement or Prospectus, and provided, further, however, that the liability of the Holder hereunder shall be limited to the net proceeds actually received by the Holder from the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

(c)        Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party under this Section, except and only if and to the extent the indemnifying party is prejudiced by such omission (as determined by a court).  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.  Subject to the terms of this Agreement, all reasonable fees and expenses of the indemnified party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the indemnified party, as incurred, within ten (10) Business Days of written notice thereof to the indemnifying party; provided, that, the indemnified party shall promptly reimburse the indemnifying party for that portion of such fees and expenses applicable to such actions for which such indemnified party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending proceeding in respect of which any indemnified party is a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)        In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Holder, or any controlling person of a Holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Investor or controlling person of the Holder in circumstances for which indemnification is not provided under this Section 8; then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such Loss or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such Loss or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Holder, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by the Holder from the sale of Registrable Securities effected pursuant to such registration.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein.  No Person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any Person; and

(e)        The indemnity and contribution agreements contained in this Section 8 are in addition to any other liability that the indemnifying parties may have to the indemnified parties.

9.          Miscellaneous.

(a)        Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)        Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c)        Piggy-Back Registrations. If, at any time from and after the date hereof through the end of the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 9(c) that are eligible for resale pursuant to Rule 144 promulgated by the SEC pursuant to the 1933 Act or that are the subject of a then effective Registration Statement and each Holders rights to sell or transfer Registrable Securities that are excluded from registration pursuant to this Section 9(c) shall not be precluded or limited by any registration that the Holder would be entitled to piggy-back on but for this proviso.

(d)        Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities.   Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 9(d).

(e)        Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f)         Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.  The Investor and each subsequent Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 9.1 of the Purchase Agreement.

(g)        Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h)        Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with Section 9.3 of the Purchase Agreement.

(i)         Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)         Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(k)        Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(l)         No Inconsistent Agreements.  Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any person that have not been satisfied in full.

(m)       Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 6.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

RICEBRAN TECHNOLOGIES

By:	/s/ Robert Smith

	Name:	Robert Smith, Ph.D

	Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CONTINENTAL GRAIN COMPANY

By:	/s/ Ari Gendason
Name:	Ari Gendason
Title:	Senior Vice President – Corporate Investments

[Signature Page to Registration Rights Agreement]

Annex A

RICEBRAN TECHNOLOGIES

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of Registrable Securities (as defined in the Registration Rights Agreement to which this document is Annexed) of RiceBran Technologies, a California corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)           Full Legal Name of Selling Stockholder:

(b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:

(a)            Are you a broker-dealer?

Yes   ☐                     No   ☐

(b)            If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐                     No   ☐

Note:       If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)            Are you an affiliate of a broker-dealer?

Yes   ☐                     No   ☐

(d)           If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                     No   ☐

Note:       If “no” to Section 3(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)           Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Annex B

PLAN OF DISTRIBUTION

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker‑dealer solicits purchasers;

•	block trades in which the broker‑dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker‑dealer as principal and resale by the broker‑dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	in transactions through broker‑dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker‑dealers engaged by the Selling Stockholders may arrange for other brokers‑dealers to participate in sales.  Broker‑dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker‑dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).